P A C I F I C O A K S O R ( B V I ) H o l d i n g s L T D Capital Market Presentation Update Based on Q4-2023 Reports Rated AA- -April 2024- Office Multifamily Single Family Rentals Hotel Land Exhibit 99.1 2 Disclaimer This presentation represents an English translation provided for convenience purposes only. This is not an official translation and is not binding. Whilst reasonable care and skill have been exercised in the preparation hereof, no translation can ever perfectly reflect the original Hebrew version. In the event of any discrepancy between the Hebrew version and this translation, the Hebrew version shall prevail. This presentation does not constitute an offer of securities by Pacific Oaks SOR (BVI) Holdings Ltd (hereinafter: the "Company") to the public and should not be construed as an offer of securities to the public. This presentation is a principled and marketing presentation of the company. The information contained in this presentation and any other information that will be provided during the presentation of the presentation (hereinafter: "the information") does not constitute a recommendation or opinion of an investment advisor or a tax advisor. The information is summary information only. Investing in securities in the company generally carries risk. It should be taken into account that past data does not necessarily indicate future performance. The purchase of the company's securities requires a thorough study of its financial statements and the information published by the company and a legal, accounting, taxation and economic analysis thereof. Information contained in this presentation, and in particular the summary of the company's investment portfolio by type (as stated in slides 5 and 6) may be considered as being presented differently from the way it was presented in the company's reports, but it can be calculated from the data included in said reports. Also, the following information is presented in this presentation for the first time: annualized NOI data (as stated in slide 3), the names of the various regulators responsible for the group's activities (as stated in slide 4), liquidity data, annualized NOI of consolidated properties, NAV to Debenture Balance Ratio and Net Property Value Ratio by property type (as stated in slide 5), breakdown of the NAV to Debenture Balance Ratio a graphical presentation thereof (as stated in slide 6), graphical presentation of the development over the years of shareholders' equity, NOI, Net Debt to Net CAP and NAV to Equity Ratio (as stated in slide 7), a graphical presentation of the increase in the residential component of the property portfolio of the Company by equity value (as stated in slide 8), details of a transaction for the sale of a small office property as well as the potential sale of properties which the Company identified as part of its normal business (as stated in slide 9), part of the Sale Price Vs Cost basis, Investment Cost Basis, Sale Price data (as stated in slide 10), the debt repayment schedule as of March 31, 2023 and information with regard to the negotiations conducted by the Company for the refinancing of loans as part of its normal course of business (as stated in slide 13), details of the issuance of the Debentures (Series C) being considered by the Company, as well as part of the details of the collateral for the aforementioned Debentures, including details of the environment of the properties and transaction history of the Group in connection with the properties (as stated in slides 15-26), gross profit data of the property portfolio by property (as stated in slide 28), occupancy data of the property portfolio of the Company, by property, in the past four quarters (as stated on slide 29), book value, debt and LTV Ratio data as of March 31, 2023 (as stated in slides 30-32), a summary of the securities portfolio of the Company as of March 31, 2023 and as of May 15, 2023 (as stated in slide 33). The information below constitutes "forward-looking information" as defined in the Securities Law (1968) (hereinafter: the "Information"): the company's plan regarding the property portfolio (as stated in slide 8), details of the cash flow from sale agreements as well as from the sale of additional potential properties (as stated in slide 10), the repayment schedule until 2027 and information about negotiations conducted by the Company for the refinancing of loans as part of its normal course of business (as stated in slide 13), the assessment of the Company with regard to the market environment of the Park Highlands property(as stated in slide 22. The company's assessments regarding the information are based on the information available to the company, economic calculations made by the company and projects with similar characteristics (including in geographic areas and in general). The realization of all or part of the forward-looking information or in a different way than observed, or its non-realization, will be affected, among other things, by the risk factors that characterize the company's activities, as well as by the developments in the economic environment and external factors that affect the company in its fields of activity. The company has no certainty that its estimates, plans and expectations will be realized, and therefore the results of the activity may differ substantially from the results estimated or implied from this information. For details regarding macroeconomic effects, see section 1.6.8 of Chapter A of the 2022 Periodic Report, section 2.6 of the Board of Directors' Report as of March 31, 2023, and for details regarding the risk factors applicable to the company, see section 1.18 of Chapter A of 2022 Periodic Report of the Company. Regarding forward-looking information in connection with sale transactions at the Park Highland property, the company's estimates are based on the sales agreements and the ongoing dialogue with the buyers. The aforementioned information may not materialize to the extent that there are adverse changes in the real estate market in the area where the property is located, due to the non-fulfillment of the conditions precedent to the agreements, the withdrawal of the purchasers from the agreements, as well as due to the materialization of the risk factors detailed in section 1.18 of the 2022 Periodic Report. Regarding forward-looking information in connection with the refinancing of additional loans as part of the normal course of business of the Company, the company's estimates with respect thereto are based on the terms and conditions that exist with the lenders, draft agreements and term sheets that have been exchanged between the parties (as applicable).. The said information may not be realized at all or may be realized partially or differently from what is described in the presentation due to changes in the conditions that will be agreed upon within the aforementioned negotiations and conditions, insofar as the aforementioned negotiations do not mature into binding financing and rental agreements, as applicable, Due to adverse changes in the real estate market in the area where the properties are located as well as due to the materialization of the risk factors listed in section 1.18 of the 2022 Periodic Report. 3 About Pacific Oak Multifamily: 1180 Raymond Boulevard, Newark, NJ Pacific Oak Group was established by Keith Hall and Peter McMillan III. Its professional advisory company, Pacific Oak Capital Advisors, serves as advisor to Pacific Oak SOR (BVI) Holdings LTD (“the Company”), advisor to the Company’s parent Pacific Oak Strategic Opportunity REIT which is a public non-traded REIT in the U.S., and U.S. asset manager for Keppel Pacific Oak US REIT (“KORE”) which is a publicly traded REIT on the main board of the Singapore Exchange Securities Trading Limited (SGX-ST). The group has approximately $4 billion of real estate assets under management. Company Figures as of Q4-2023: Shareholder Equity: $772M Net Debt to Net Cap: 58%(1) Annualized NOI(2): $57.9M (Annualized NOI for consolidated investments) ; $65.0M (Annualized NOI including the Company’s share of unconsolidated joint venture properties) S&P Maalot Bond B rating is ilAA- , Bond C Rating ilAA (first position) Strong track record in the Israel Capital Market - The first bonds in the Israeli Market were issued more than 8 Years ago. The group has been a public (non-traded) REIT in the U.S since 2010. (1) Based on the Statement of Financial Position as of December 31, 2023, and the calculation methodology for the net debt to net cap ratio in the Series B bond indenture. (2) NOI is the Q4 2023 amount, annualized, plus the dividend income currently expected in 2024 from the real estate equity securities. Amounts are adjusted for the Company’s share of consolidated and unconsolidated joint venture properties. 4 The Group Regulatory Compliance (1) U.S. financial industry’s self-regulatory organization that regulates the activities of brokerage firms and stockbrokers. It is responsible for overseeing and enforcing compliance with U.S. securities laws and regulations, as well as promoting transparency and fairness in the U.S. financial industry. (2) A leading securities and derivatives exchange in Asia, based in Singapore. U.S. Securities and Exchange Commission (“SEC”) Pacific Oak Strategic Opportunity REIT Financial Industry Regulatory Authority (“FINRA”)(1) Pacific Oak Capital Markets Israel Securities Authority (“ISA”) Pacific Oak SOR (BVI) Holdings LTD Singapore Exchange Securities Trading Limited(2) Keppel Pacific Oak US REIT (“KORE”) Pacific Oak Group’s companies are subject to the oversight and rules of multiple regulatory bodies including:

5 Financial Profile, as of December 31, 2023 Shareholder Equity $772M Total Liquidity(1) $196M Investment Properties(2) $1,534M Company Share in the Value of JV’s $149M Bond Coverage(3) Net Debt to Net Cap 58% Bond Coverage(3): 2.80x Annualized 4Q23 NOI for Consolidated Investments(5): $58M Bond B / C Rating(6): ilAA- / ilAA Maalot-S&P (1) Total of cash and cash equivalents of $95.1 million, restricted cash of $59.6 million, and equity securities valued at $41.6 million. (2) Total of (i) investment properties and (ii) property plant and equipment – hotels, net. (3) Bond coverage calculated as owner’s net equity plus bonds net, and bond coverage is calculated as bond coverage divided by bond principal. See next slide for additional details. (4) Represents the Park Highlands land, which is all under sale contract as of March 10, 2024. Of the Company’s approximately 517 developable acres of Park Highlands land held as of Dec. 31, 2023, (i) approximately 122 developable acres is under a sale contract according to which the Company holds a $9.5 million non-refundable deposit and the expected closing date is October 3, 2024 and (ii) approximately 395 developable acres (454 gross acres) is under a sale contract executed March 10, 2024 and according to which the buyer deposits and closings currently scheduled for July 2024 and July 2025 are contingent upon satisfaction of certain conditions. (5) Reflects the Q4-2023 annualized NOI (including the dividend income currently expected in 2024 from the equity securities), for consolidated investments. Except for the hotel where the annualized NOI is the amount for the trailing twelve months due to the seasonal nature of its operations. Amounts are adjusted for the Company’s share of joint venture properties. Amounts for unconsolidated investments are excluded because (i) the Company is not currently receiving distributions from these investments and (ii) the Company lacks unilateral control over the investment entities. (6) Latest bond ratings, from Maalot-S&P per reports issued March 24, 2024. The Company rating is A+. SOLD SOLD SOLD 16.7%Liquidity 21.3%Land Under Sale Contract(4) 26.3%Residential 35.8%Office 5.4%Other Properties (5.5)%Other Assets/(Liabilities), net Office Hotel Residential Park Highlands Land 6 Bond Coverage(1), as of December 31, 2023 Bond Coverage December 2023 Value ($000’s)(2) % of Total Cash & Cash Equivalents $ 95,092 8.1% Restricted Cash(3) 59,623 5.0% Equity Securities 41,609 3.5% Subtotal – Liquidity $ 196,324 16.6% Equity Value in Land Under Sale Contract(2), (4) $ 252,037 21.3% Equity Value in Residential (SFR & Apartments)(2) 310,999 26.3% Equity Value in 110 William(2) 113,677 9.6% Equity Value in Office (Excl. 110 William)(2) 308,579 26.2% Equity Value in Other Properties(2), (5) 63,987 5.4% Subtotal – Equity Value in Properties $ 1,049,279 88.9% Other Assets/(Liabilities), net (6) (65,436) (5.5%) Total – Bond Coverage Value (Owner’s Net Equity + Bonds Net) $ 1,180,167 100.0% (1) Owner’s net equity plus bonds net, divided by bond principal. (2) Using figures reflected in the Statement of Financial Position, including for Q&C Hotel which is carried in the Statement of Financial Position on a depreciated cost basis in accordance with International Financial Reporting Standards rather than fair value. Equity value in properties is calculated as the property value, less secured debt principal balance, adjusted for the Company’s share of joint venture properties. (3) Consists of $17.1 million reserve for the Series B principal amortization due in January 2024, $7.3 million reserve for Series B & C interest and expenses, $7.1 million for collateral required by the counterparty to the Company’s foreign currency hedge, $9.2 million for Park Highlands development obligations, and $18.6 million for other items including lender required reserves. (4) Represents the Park Highlands land, which is all under sale contract as of March 10, 2024. Of the Company’s approximately 517 developable acres of Park Highlands land held as of Dec. 31, 2023, (i) approximately 122 developable acres is under a sale contract according to which the Company holds a $9.5 million non-refundable deposit and the expected closing date is October 3, 2024 and (ii) approximately 395 developable acres (454 gross acres) is under a sale contract executed March 10, 2024 and according to which the buyer deposits and closings currently scheduled for July 2024 and July 2025 are contingent upon satisfaction of certain conditions. (5) Reflects equity values of $28.4 million for 210 W. 31st Street (a redevelopment project in New York, NY), $21.2 million for the Richardson developable land, and $14.4 million for the Q&C Hotel. (6) Total of other assets and liabilities in the Statement of Financial Position, which, combined with the liquidity and equity values in properties presented previously, equals the bond coverage value (owner’s equity plus bond principal). The bond principal is paid in 3 equal payments between the years 2026-2024 Liquidity, $196,744 Equity in Land Under Sale Contract, $252,037 Equity in Residential Properties, $310,999 Equity in 110 William, $113,677 Equity in Offices (Excl. 110 William) $308,579 Equity in Other Properties, $63,987 Other Assets/(Liabilities), ($65,436) $421,185 ($100,000) $0 $100,000 $200,000 $300,000 $400,000 $500,000 $600,000 $700,000 $800,000 $900,000 $1,000,000 $1,100,000 $1,200,000 $1,300,000 Bond Collateral Bond Principal Bond Coverage(1), as of December 31, 2023 Of the $421 Bonds – Series B is $322 M (One Payment was made in Jan 2024 and two payments remain – 2025 and 2026) and Series C – with a first position of $99 M 7 Portfolio Strategic Shift, to SFR & Apartments(1) (1) Figures reflect the Company’s equity values, calculated as property estimated fair value less secured debt principal and net of minority interests in consolidated and unconsolidated joint ventures. As of Sep. 30th, 2015 (the financial figures prior to the Bond A offering) As of Dec. 31st, 2023 38.7% 28.5% 27.6% 1.3% 3.8% C om pa ny ’s D is po si tio n H is to ry 8 The Company’s strategies have been validated by its strong track record of realized value growth. The Company’s property sales have generated $431 million of profit relative to its cost basis, representing a 31% unlevered realized gain over the cost basis. Consistent with the prior years, the Company will continue in the future to sell properties when they have reached their potential. (1) Equals the sale price, net of seller concessions, without adjustment for joint venture partners’ share of joint ventures. Excludes selling costs and fees. (2) Equals the acquisition price (excluding acquisition costs and fees) plus capital expenditures and allocated cost for acquisitions of minority interests in joint ventures, without adjustment for joint venture partners’ share of joint ventures. Excludes depreciation recorded on the books. For Springmaid Beach Resort, the cost basis reflects the acquisition price paid to the third-party seller by Pacific Oak Strategic Opportunity REIT II (“SOR II”), not the purchase price allocation booked by the Company upon its merger with SOR II, so as to demonstrate the performance achieved by the Company’s Advisor. (3) Properties were sold prior to the Company’s initial bond offering on TASE in March 2016. (4) Reflects the sale of 11 properties to subsidiaries of Keppel-KBS US REIT, a then newly formed Singapore real estate investment trust (the “SREIT”) which was listed on the Singapore Stock Exchange. The SREIT has been renamed Keppel Pacific Oak US REIT. Successful Long Term Track Record in Value Creation Acquisition Disposition Sale Cost Basis Sale Price vs. Property Date Date Sq. Ft. Price, net (1) at Sale (2) Cost Basis Roseville (3) Jun-11 Multiple 113,341 7,989,000$ 6,022,930$ 1,966,070$ Richardson Portfolio (3) Nov-11 Multiple 293,887 38,592,133 25,983,292 12,608,841 Powers Ferry Landing (6151 & 6201 Bldgs) (3) Sep-12 Oct-13 246,475 18,540,128 11,856,283 6,683,845 Village Overlook (3) Aug-10 Aug-14 34,830 1,485,000 2,536,236 (1,051,236) 1635 N. Cahuenga (3) Aug-11 Mar-15 34,666 16,389,000 8,857,643 7,531,357 Academy Point (3) Nov-10 Sep-15 92,099 3,500,000 4,599,826 (1,099,826) 50 Congress Street (3) Jul-13 May-17 179,872 78,784,521 55,181,314 23,603,206 SREIT (11 Properties) (4) Multiple Nov-17 3,103,313 795,385,695 670,876,898 124,508,797 Central Building Jul-13 Jul-18 193,968 67,351,484 39,873,064 27,478,420 Westpark Portfolio May-16 Nov-18 782,035 166,424,343 144,668,958 21,755,386 Bedford Jan-14 Jan-19 49,220 43,786,766 41,415,046 2,371,720 Burbank Dec-12 Jul-19 39,035 25,900,000 18,806,736 7,093,264 125 John Carpenter Sep-17 Nov-19 445,317 99,557,239 88,900,923 10,656,316 City Tower Mar-18 Jul-21 435,177 146,889,055 163,657,096 (16,768,041) Springmaid Beach Resort Dec-14 Sep-22 N/A 91,000,000 69,521,367 21,478,633 Madison Square School Building Oct-17 May-23 31,842 6,400,000 2,623,240 3,776,760 Park Highlands Multiple Multiple N/A 235,122,102 56,874,617 178,247,485 Total 6,075,077 1,843,096,466$ 1,412,255,471$ 430,840,995$

Asset Sales Under Contract, Expected & Potential Targets

The Company plans to continue conservatively managing its liquidity, given the current environment and the Israeli Series B & C bond repayment schedule. The Company's current plan is to (i) sell properties and/or partial interests therein, (ii) sell some of the equity securities, (iii) extend the maturing secured debt, and (iv) pursue opportunities for new debt.

The Company's current plan for property sales can be summarized as follows:

		2024	2025	TOTAL, 2024-2025
		Equity Proceeds (1) (After Series C)	Equity Proceeds (1) (After Series C)	Equity Proceeds (1) (After Series C)
(i)	**Under Sale Contract as of March 10, 2024**			
	Park Highlands Village 2 (Est. Closings July 2024 & July 2025) (2)	$ 45,300,000	$ 72,800,000	$ 118,100,000
	Park Highlands Village 1 PH 4 (Est. Closing Oct. 2024) (2)	43,000,000	-	43,000,000
	Park Highlands Village 1 PH 4 Buyer Deposit Credit (2)	(9,500,000)	-	(9,500,000)
	Subtotal - Under Sale Contract as of March 10, 2024	**78,800,000**	**72,800,000**	**151,600,000**
(ii)	**Expected to be Under Sale Contract by Q2 2024 (3)**	**48,000,000**	**-**	**48,000,000**
(iii)	**Potential Sales Targets**			
	Office Properties	-	155,000,000	155,000,000
	Other Properties	-	70,000,000	70,000,000
	Subtotal	**-**	**225,000,000**	**225,000,000**
	TOTAL	**$ 126,800,000**	**$ 297,800,000**	**$ 424,600,000**

In addition to these property sales, the Company has held discussions with multiple potential buyers to sell at least a portion of Pacific Oak Residential Trust and the Company has identified other properties which could be ready for sale.

(1) Using the property values reflected in the Statement of Financial Position, including for Q&C Hotel which is carried in the Statement of Financial Position on a depreciated cost basis in accordance with International Financial Reporting Standards rather than fair value. Equity proceeds is calculated as the property value, less secured debt principal balance, adjusted for the Company's share of joint venture properties and also for buyer deposits in the case of the Park Highlands land sales. Excludes selling costs and fees.
(2) Represents all of the Park Highlands land owned as of Dec. 31, 2023, which is all under sale contract as of March 10, 2024. Of the approximately 517 developable acres, (i) approximately 122 developable acres is under a sale contract according to which the Company holds a $9.5 million non-refundable deposit and the expected closing date is October 3, 2024 and (ii) approximately 395 developable acres (454 gross acres) is under a sale contract executed March 10, 2024 and according to which the buyer deposits of $10.0 million and closings currently scheduled for July 2024 and July 2025 are contingent upon satisfaction of certain conditions, including, among other things, completion of due diligence period and the obtaining of required permits and entitlements from applicable municipal authorities regarding the Park Highlands' future developments.
(3) Reflects one property that has a signed letter of intent and one property for which the Company has engaged a broker and launched the sales marketing as of late-March 2024.

9

Park Highlands Land Sales Under Contract (1)

All of the Park Highlands land owned as of December 31, 2023 is now under sales contract, following the signing of the final sales contract on March 10, 2024. The sales are currently scheduled to close in July 2024, October 2024, and July 2025, and are currently expected to generate proceeds of $151.6 million before selling costs & fees and after the Series C required paydowns.(1)

The sales will close out an incredibly profitable and timely investment by the Company, which had acquired the large acreage via joint venture deals in 2011 and 2013 at the depths of the housing bust and then subsequently bought out its joint venture partners. At the time of the partner buyouts in 2016, the Company's acquisition basis was just $68.4 million or $55K per estimated developable acre(2). Following is a history of the Park Highlands land sales, which sale proceeds are expected to total $490.6 million upon the final closing currently scheduled for July 2025:

Parcels	Disposition Date	Acres	Sale Price (3)	Sale Price Per Acre (3)
Sales Closed:				
Park Highlands Village 3	May-17	101.62	17,415,876	171,382
Park Highlands Village 3 South	Feb-18	25.52	2,506,563	98,220
Park Highlands Village 4	Jul-18	82.97	19,268,850	232,239
Park Highlands West	Oct-18	15.27	3,500,000	229,208
Park Highlands Village 1 PH 1 & 2	Jun-21	192.74	54,079,093	280,581
Park Highlands Casino Site	Nov-22	66.86	52,086,511	779,038
Park Highlands Village 1 PH 3 First Closing	Feb-23	71.43	36,655,303	513,164
Park Highlands Village 1 PH 3 Second Closing	Oct-23	114.73	49,609,906	432,406
Total - Sales Closed as of Dec. 31, 2023		**671.14**	**235,122,102**	**350,332**
Sales Under Contract:				
Park Highlands Village 1 PH 4 (1)	Oct-24	122.13	62,117,226	508,616
Park Highlands Village 2 First Closing (2)	Jul-24	184.66	91,697,000	496,560
Park Highlands Village 2 Second Closing (2)	Jul-25	210.81	103,403,000	490,514
Total - Sales Under Contract as of March 10, 2024		**517.60**	**257,217,226**	**496,942**
Total - Sales Closed & Under Contract as of March 10, 2024		**1,188.74**	**492,339,328**	**414,169**

(1) Of the approximately 517 developable acres owned as of Dec. 31, 2023, (i) approximately 122 developable acres is under a sale contract according to which the Company holds a $9.5 million non-refundable deposit and the expected closing date is October 3, 2024 and (ii) approximately 395 developable acres (454 gross acres) is under a sale contract executed March 10, 2024 and according to which the buyer deposits of $10.0 million and closings currently scheduled for July 2024 and July 2025
(2) Equals (i) the Company's share of the joint venture purchase prices plus (ii) the joint venture partner buyout prices. Excludes acquisition costs and fees, land development and carrying costs, and other costs incurred since acquisition. Sales are contingent upon the satisfaction of certain conditions, including, among other things, the completion of due diligence period and the obtaining of required permits and entitlements from applicable municipal authorities regarding the Park Highlands' future developments. The Company assumes, in case the Sale Transaction will be finalized, based on data in its possession as of the date of this report, taking into consideration the value of the remaining properties pledged unto Series C Debentures Holders and the exchange rate, net cash flows projected to be generated by the Company following the closing of the Sale Transaction (both installments) are projected to total approximately USD 112 million, and this following transaction costs and expenses while taking into consideration the portion of the proceeds of the Sale Transaction which shall be retained in the Series C Debentures' Trust Account and/or the partial repayment of Series C Debentures to maintain compliance with the loan to collateral ratio on Series C Debentures, as noted in Section 6.1.1 (c) of Appendix 6.1 to the Deed of Trust.
(3) Equals the sale price, net of seller concessions including those related to infrastructure costs which can vary significantly by land parcel. Excludes selling costs and fees.

10

110 William Update

DEBT RESTRUCTURED, LOWERING LEVERAGE AND INTEREST, EXTENDING MATURITY, & PROVIDING FOR FUTURE FUNDING

- Former mezzanine loan, which had a balance of $89.0 million and interest rate of 1-month SOFR + 9.50% as of June 30, 2023, was converted to a 22.5% preferred equity interest in the joint venture owning the property.
- Senior loans, which had a balance of $248.7 million and interest rate of 1-month SOFR + 4.00% as of June 30, 2023, had their maturity dates extended by up to 5 years. The new senior loans have a 3-year initial term and grant two 1-year extension options subject to meeting certain conditions. The new weighted-average interest rate is initially 1-month SOFR + 2.04% (such spread increasing up to 3.50% during the loan term and any extension period).
- Senior loans will provide up to $56.7 million for future funding.

EQUITY RESTRUCTURED, WITH THE COMPANY ACQUIRING THE INTEREST OF ITS FORMER PARTNER

- The Company acquired the former partner's 40% interest in the joint venture for contingent consideration of 10% of the net cash received by once the Company has achieved certain returns on its future contributions to the joint venture. Following the deal, the Company owns 100% of the common equity of the joint venture.
- The Company also committed to contribute capital of up to $105.0 million to the joint venture, in exchange for a 77.5% preferred equity interest in the joint venture, which capital shall be used toward the leasing and base building capital costs associated with the 640,000 SF new lease as well as interest and carrying cost shortfalls until rent payments begin on the 640,000 SF new lease.
- The Company's preferred equity interest will receive a disproportionately larger share of distributions until certain return thresholds are achieved, according to the joint venture's revised waterfall calculation.

640,000 SF LEASE SIGNED FOR 20 YEAR TERM WITH AA CREDIT-RATED TENANT

- Lease brings the building occupancy up to essentially 100%.
- Lease was the largest office lease signed in the market, year-to-date, as of lease signing on June 27, 2023.
- Tenant is scheduled to take occupancy gradually (in phases of approximately 200,000 SF each), as tenant improvements are completed. The current expectation is for full occupancy of the leased space by the second half of 2025.



11

110 William Recapitalization Economics

Waterfall Returns Summary

Assumptions:	
Sale Date:	3/31/27
Mos. from Est. Restructure:	48
Est. Restructure Closing:	4/30/23
Tier 1 - IRR Threshold	10.0%
Tier 1 - Pac-Oak Split	90.0%
Tier 2 - IRR Threshold	15.0%
Tier 2 - Pac-Oak Split	75.0%
Tier 3 - Pac-Oak Split	60.0%
Cap Rate:	4.75%
Gross Sale Price:	597,156,374
Net Purchase Price:	573,137,414
Levered Cash Flows - Sale Proceeds:	257,853,962
Levered Cash Flows - Cash Flows:	15,503,834
Distributable Gross Receipts	273,357,796
Pac-Oak:	
Gross Receipts	235,331,989
% of Distr. Gross Receipts	*86.1%*
Invested	104,500,000
Profit	130,831,989
IRR	25.7%
MOIC	2.25x
Invesco:	
Gross Receipts	38,281,818
% of Distr. Gross Receipts	*14.0%*
Invested	86,740,060
Profit	(48,458,242)
IRR	N/A
MOIC	N/A



DCAS



Sensitivity Table - *Gross Returns based on Cap Rate Scenarios*

Cap Rate	4.50%	4.75%	5.00%	5.25%	5.50%	5.75%	6.00%
Gross Sale Price	630,331,729	597,156,374	567,298,556	540,284,339	515,725,960	493,303,092	472,748,796
PSF	679	643	611	582	555	531	509
	4.50%	4.75%	5.00%	5.25%	5.50%	5.75%	6.00%
Distributable Gross Receipts	305,313,956	273,357,796	244,597,252	218,575,808	194,919,949	173,321,122	153,522,196
Pac-Oak:							
	4.50%	*4.75%*	*5.00%*	*5.25%*	*5.50%*	*5.75%*	*6.00%*
Gross Receipts	255,704,041	235,331,989	216,997,142	199,831,523	182,089,629	165,890,508	151,041,314
% of Distr. Gross Receipts	*83.8%*	*86.1%*	*88.7%*	*91.4%*	*93.4%*	*95.7%*	*98.4%*
Invested	104,500,000	104,500,000	104,500,000	104,500,000	104,500,000	104,500,000	104,500,000
	4.50%	*4.75%*	*5.00%*	*5.25%*	*5.50%*	*5.75%*	*6.00%*
Profit	151,204,041	130,831,989	112,497,142	95,331,523	77,589,629	61,390,508	46,541,314
	4.50%	*4.75%*	*5.00%*	*5.25%*	*5.50%*	*5.75%*	*6.00%*
IRR	28.31%	25.72%	23.18%	20.59%	17.67%	14.74%	11.77%
	4.50%	*4.75%*	*5.00%*	*5.25%*	*5.50%*	*5.75%*	*6.00%*
MOIC	2.45x	2.25x	2.08x	1.91x	1.74x	1.59x	1.45x
Invesco:							
	4.50%	4.75%	5.00%	5.25%	5.50%	5.75%	6.00%
Gross Receipts	49,865,926	38,281,818	27,856,120	19,000,295	13,086,331	7,686,624	2,736,892
% of Distr. Gross Receipts	*16.3%*	*14.0%*	*11.4%*	*8.7%*	*6.7%*	*4.4%*	*1.8%*
Invested	85,739,763	85,739,763	85,739,763	85,739,763	85,739,763	85,739,763	85,739,763
Profit	(35,873,837)	(47,457,945)	(57,883,642)	(66,739,467)	(72,653,432)	(78,053,139)	(83,002,870)
IRR	N/A	N/A	N/A	N/A	N/A	N/A	N/A
MOIC	N/A	N/A	N/A	N/A	N/A	N/A	N/A

12

13 Debt by Rate Type, as of December 31, 2023 Rate Type Principal Balance ($000’s)(1) % of Total Effective Interest Rate(2) Fixed-Rate Series B Bonds $ 321,724 30.8% 3.93% Fixed-Rate Series C Bonds 99,461 9.5% 9.00% Fixed-Rate Secured Debt 215,930 20.6% 4.18% Floating-Rate Hedged 163,373 15.6% 5.43% Floating-Rate 245,334 23.5% 8.34% Total $ 1,045,822 100.0% 5.73% Consolidated Debt Rate Type Principal Balance ($000’s)(1) % of Total Effective Interest Rate(2) Floating-Rate Senior Debt $ 248,669 100.0% 7.38% 110 William Street Debt (Unconsolidated, Floating-Rate Hedged) 353 Sacramento Street Debt (Unconsolidated, Floating-Rate Hedged) Rate Type Principal Balance ($000’s)(1) % of Total Effective Interest Rate(2) Floating-Rate Hedged Senior Debt $ 89,600 80.0% 5.39% Floating-Rate Hedged Mezzanine Debt 22,400 20.0% 11.14% Total $ 112,000 100.0% 6.54% (1) Not adjusted for the Company’s share for properties owned via joint ventures. (2) Effective interest rates reflect the impact of any hedges, and are as of December 31, 2023 (3) Hedges are interest rate caps which expire upon the underlying debt maturities. At expiration, the Company can enter into a new rate hedge, which would reflect the economics and rate curve in the market at that time. 76.5% of consolidated debt is fixed-rate debt or floating-rate debt that’s hedged(3), limiting the Company’s interest rate risk. 14 Debt by Property Type, as of December 31, 2023 Property Type Principal Balance ($000’s)(1) % of Total Loan-to-Value (LTV) % Effective Interest Rate Office $ 298,015 28.5% 48.9% 7.11% SFR & Apartments 302,043 28.9% 52.0% 4.96% Hotel 24,579 2.3% 60.5% 8.84% Land - 0.0% 0.0% N/A Subtotal – Secured Debt $ 658,187 59.7% 40.7% 6.14% Series B Bonds 321,724 30.8% 68.2% 3.93% Series C Bonds 99,461 9.5% 68.2% 9.00% Total – All Debt $ 1,045,822 100.0% 68.2% 5.73% Consolidated Debt Unconsolidated Debt (assumes 100%) Property Type Principal Balance ($000’s)(1) % of Total Loan-to-Value (LTV) % Effective Interest Rate 110 William Street (Office) (100%) $ 248,669 68.9% 64.3% 7.38% 353 Sacramento Street (Office) (100%) 112,000 31.1% 113.4% 6.54% Subtotal – Secured Debt (100%) $ 446,409 100.0% 74.3% 7.12% Company’s share of the unconsolidated Secured Debt $ 266,438 40.7% secured loan-to-value, for the consolidated debt. 55.3% net loan-to-value, for the consolidated debt.(2) (1) Not adjusted for the Company’s share for properties owned via joint ventures. (2) Net loan-to-value ratio calculated as (i) total consolidated debt net of liquidity (total of cash and cash equivalents of $95.8 million, restricted cash of $59.3 million, and equity securities valued at $41.6 million), divided by (ii) total consolidated property value (investment properties plus property plant and equipment-hotels, net as reflected in the Statement of Financial Position). (3) Rates are partially offset with interest rate caps 15 Debt Maturities, as of December 31, 2023 (1) Assumes all contractual extension options are exercised. The extension options are subject to terms and conditions outlined in the loan documents, and there can be no guarantee that the debt will be extended to the fully extended maturity date. (2) Subsequent to December 31, 2023, the Company extended the maturity date of this mortgage loan to April 30, 2024. The Company expects to modify the debt terms or refinance prior to this maturity date, to avoid a maturity default, though there can be no guarantee of such an outcome. (3) Bank of America portfolio loan is cross-collateralized by Oakland City Center, The Marq, and Park Centre (offices) as well as 1180 Raymond (apartment). The table above reflects a hypothetical allocation of the debt balance and repayment schedule to (i) offices and (ii) SFR & Apartments, done by applying the portfolio loan’s LTV to each property and for purposes of presenting the information by property type; in reality, the Bank of America portfolio loan documents do not contain any such allocation. (4) The company is working with the existing lender on the property to extend the repayment date until March 2025. Current Fully Extended Maturity Maturity 2024 2025 2026 2027 2028 Thereafter Total Consolidated Office Debt: Richardson [2] Nov-24 Nov-24 12,209 - - - - - 12,209 Georgia 400 Center [2] May-24 May-24 40,184 - - - - - 40,184 Madison Square (JV) Oct-24 Oct-29 - - - - - 17,962 17,962 Crown Pointe Apr-25 Apr-27 - - - 54,738 - - 54,738 Lincoln Court Aug-25 Aug-28 - - - - 33,310 - 33,310 BofA Portfolio Loan [3] Sep-26 Sep-28 14,660 6,693 6,693 6,693 104,879 - 139,617 Subtotal 67,052 6,693 6,693 61,431 138,189 17,962 298,019 Unconsolidated Office Debt (at SOR Share): 353 Sacramento (JV) Dec-24 Dec-26 - - 61,600 - - - 61,600 110 William (JV) Jul-26 Jul-28 - - - - 204,838 - 204,838 Subtotal - - 61,600 - 204,838 - 266,438 Consolidated SFR & Apartment Debt: Lofts at NoHo (JV) [2] Sep-24 Sep-24 68,451 - - - - - 68,451 Pacific Oak Residential Trust Oct-25 to April-26 Oct-25 to April-26 - 34,967 163,002 - - - 197,968 BofA Portfolio Loan [3] Sep-26 Sep-28 3,740 1,707 1,707 1,707 26,757 - 35,619 Subtotal 72,191 36,674 164,709 1,707 26,757 - 302,038 Other Debt: Queen & Crescent Hotel (JV) [2] Jan-24 Jan-24 24,579 - - - - - 24,579 Israeli Series B Bonds Jan-26 Jan-26 107,241 107,241 107,241 - - - 321,724 Israeli Series C Bonds Jun-26 Jun-26 - - 99,461 - - - 99,461 Total - All Debt 271,063 150,608 439,704 63,138 369,784 17,962 1,312,260 Consolidated Debt (Ex-Bonds) 163,822 43,367 171,402 63,138 164,946 17,962 624,636 All Debt (Ex-Bonds) 163,822 43,367 233,002 63,138 369,784 25,000 891,074 Israeli Bonds 107,241 107,241 206,703 - - - 421,185 Fully Extended Maturities [1] ]4[ 16 Gross Profit by Property & Sector (1) Gross profit is measured for properties only, and excludes the dividend income from equity securities. Annualized regular dividend income currently expected in 2024 from the equity securities is minimal. (2) Reflects the Company’s interest in the joint ventures that own 110 William Street and 353 Sacramento, respectively. Rental income and expenses for these properties are included in equity in income (loss) of unconsolidated joint venture in the Company’s consolidated statements of operations. (3) Pro forma adjustment is made for the hotel because of the seasonal nature of its operations. Property Name City, State Property Type Q3 2023 Q3 2023 Q2 2023 Q1 2023 Annualized Q4 2023 Yr. Ending Q4 2023 Richardson Office Portfolio Richardson, TX Office 288$ 106$ 549$ 549$ 1,152$ 1,492$ Park Centre Austin, TX Office 462 446 460 497 1,848 1,866 Crown Pointe Dunwoody, GA Office 1,053 1,130 1,242 1,304 4,213 4,729 Marquette Plaza Minneapolis, MN Office 2,070 2,019 2,201 2,020 8,282 8,311 8 & 9 Corporate Centre Nashville, TN Office 1,554 1,346 1,381 1,319 6,215 5,599 Georgia 400 Center Alpharetta, GA Office 819 1,682 986 908 3,278 4,395 Lincoln Court Campbell, CA Office 716 616 725 861 2,865 2,917 Oakland City Center Oakland, CA Office 1,540 935 1,307 1,389 6,160 5,171 Madison Square (JV) Phoenix, AZ Office (403) (112) 148 279 (1,610) (87) Subtotal - Consolidated Office 8,101 8,168 8,999 9,126 32,403 34,393 1180 Raymond Newark, NJ Apartment 1,172 1,229 1,209 1,079 4,689 4,690 Lofts at NoHo Commons (JV) North Hollywood, CA Apartment 1,183 1,287 1,282 1,257 4,732 5,009 Subtotal - Apartment 2,355 2,515 2,492 2,336 9,421 9,698 Pacific Oak Residential Trust (PORT) Various Single-Family Rentals 2,322 4,556 4,709 4,665 9,289 16,253 Subtotal - SFR 2,322 4,556 4,709 4,665 9,289 16,253 Q&C Hotel (JV) New Orleans, LA Hotel 1,876 (133) 465 1,065 7,505 3,274 Subtotal - Hotel 1,876 (133) 465 1,065 7,505 3,274 110 William St. (2) New York, NY Office 1,194 (483) 1,174 1,286 4,775 3,171 353 Sacramento (2) San Francisco, CA Office 584 547 447 594 2,335 2,172 Subtotal - Unconsolidated Office 1,777 64 1,621 1,880 7,109 5,342 Adjustments for Other Properties, Incl. Sold Properties (1,958) (861) (21) (849) (7,833) (3,690) Subtotal - All Properties 14,473 14,310 18,265 18,223 57,893 65,271 Less: Minority Interest 2,734 68 570 (201) 10,936 3,171 Grand Total (Before Adjustments) 17,207$ 14,378$ 18,835$ 18,022$ 68,829$ 68,442$ Pro Forma Adjustments: (i) Adj. Q&C Hotel to Q4 2023 Trailing Twelve Months (3) (3,808) - Grand Total (After Adjustments) 65,021$ 68,442$ Gross Profit ($000's) (1) Q4 2023

Portfolio Occupancy

Property Name	City, State	Property Type	Rentable Square Ft.	Dec. 31, 2023 Leased Occupancy % (1)	Sep. 30, 2023 Leased Occupancy % (1)	Jun. 30, 2023 Leased Occupancy % (1)	Mar. 31, 2023 Leased Occupancy % (1)	Dec. 31, 2022 Leased Occupancy % (1)
Richardson Office Portfolio	Richardson, TX	Office	428,030	54.8%	64.5%	64.6%	65.4%	70.5%
Park Centre	Austin, TX	Office	205,096	47.1%	55.5%	58.5%	63.1%	64.2%
Crown Pointe	Dunwoody, GA	Office	509,792	62.6%	63.8%	63.8%	65.9%	65.8%
Marquette Plaza	Minneapolis, MN	Office	522,656	90.8%	90.2%	90.7%	90.4%	79.8%
8 & 9 Corporate Centre	Nashville, TN	Office	315,299	83.5%	90.3%	88.2%	87.3%	86.1%
Georgia 400 Center	Alpharetta, GA	Office	429,768	66.6%	68.3%	65.8%	66.1%	68.5%
Lincoln Court	Campbell, CA	Office	123,849	71.7%	70.1%	75.8%	83.3%	85.4%
Oakland City Center	Oakland, CA	Office	368,032	60.9%	61.3%	61.8%	60.1%	64.8%
Madison Square (JV)	Phoenix, AZ	Office	281,916	55.9%	48.6%	43.8%	43.8%	43.8%
		Subtotal - Consolidated Office	3,184,438	67.4%	69.5%	69.1%	69.9%	69.7%
1180 Raymond	Newark, NJ	Apartment	268,648	96.8%	92.7%	92.4%	94.6%	95.6%
Lofts at NoHo Commons (JV)	North Hollywood, CA	Apartment	224,755	94.5%	91.1%	92.1%	94.9%	94.5%
Subtotal		*Subtotal - Apartment*	493,403	95.8%	92.0%	92.3%	94.7%	95.1%
Pacific Oak Residential Trust (PORT)	Various	Single-Family Rentals	3,174,025	93.0%	94.5%	95.3%	94.4%	94.0%
		Subtotal - SFR	3,174,025	93.0%	94.5%	95.3%	94.4%	94.0%
110 William St. (Unconsolidated JV)(2)	New York, NY	Unconsolidated Office	928,157	100.0%	100.0%	100.0%	54.0%	55.0%
353 Sacramento Unconsolidated JV(2)	San Francisco, CA	Unconsolidated Office	284,751	42.0%	47.1%	47.3%	49.4%	49.4%
		Grand Total	**8,064,774**	**82.0%**	**83.5%**	**83.6%**	**78.5%**	**78.4%**

PACIFIC OAK

(1) Leased occupancy reflects actual leases signed, including leases that may not have commenced, as of the periods shown above.

(2) The Company owns a 60% and 55% interest, respectively, in the joint ventures that own 110 William Street and 353 Sacramento.

17

Assets Table, as of December 31, 2023

	Property Name City, State	Property Type/ # of Buildings	Ownership %	Size (SF)	Fair Value, Q4-2023 ($000's)(1)	Debt, Q4-2023 ($000's)(2)	LTV %
CONSOLIDATED PROPERTIES: OFFICES							
	Oakland City Center Oakland, CA	Office 2 Buildings	100%	368,032	$117,278	$65,961	60.6%
	The Marq Minneapolis, MN	Office 1 Building	100%	522,656	97,706	54,953	60.6%
	Crown Pointe Dunwoody, GA	Office 2 Buildings	100%	509,792	84,973	54,738	64.6%
	Georgia 400 Center Alpharetta, GA	Office 3 Buildings	100%	429,768	78,259	40,184	52.2%
	Eight & Nine Corporate Centre Franklin, TN	Office 2 Buildings	100%	315,299	72,540	0	0%
	Richardson Portfolio Richardson, TX	Office 2 Buildings	100%	429,768	39,155	12,209	41.2%
	Lincoln Court Campbell, CA	Office 1 Building	100%	123,849	45,125	33,310	74.2%
	Park Centre Austin, TX	Office 3 Buildings	100%	205,096	33,245	18,698	60.6%
	Madison Square (JV) Phoenix, AZ	Office 3 Buildings	90%	281,916	40,574	17,962	47.1%
			Subtotal:	3,184,438	$608,855	$298,015	48.9%

PACIFIC OAK

(1) Statement of Financial Position reflects these values for investment properties and investments in joint ventures, which are estimated fair values except for Q&C Hotel which is carried on a cost basis in accordance with International Financial Reporting Standards.

(2) Debt represents a hypothetical allocation of the Bank of America portfolio loan's balance, done by applying the portfolio loan's LTV to each property. The Bank of America portfolio loan is cross-collateralized by Oakland City Center, The Marq, and Park Centre (offices) as well as 1180 Raymond (apartment). In reality, the Bank of America portfolio loan documents do not contain this allocation.

18

Assets Table, as of December 31, 2023

	Property Name City, State	Property Type/ # of Buildings	Ownership %	Size (SF)	Fair Value, Q4-2023 ($000's)(1)	Debt, Q4-2023 ($000's)(2)	LTV %
CONSOLIDATED PROPERTIES: APARTMENTS & SINGLE-FAMILY RENTALS (SFR)							
	1180 Raymond Newark, NJ	317 Unit Apartment Building	100%	268,648	$63,338	$35,623	56.2%
	Lofts at NoHo Commons (JV) N. Hollywood, CA	292 Unit Apartment Building	90%	224,755	111,756	68,451	61.3%
	Pacific Oak Residential Trust	2,182 Single Family Homes	100%	3,174,025	406,211	197,968	48.7%
			Subtotal:	3,667,428	$581,305	$302,043	52.0%
CONSOLIDATED PROPERTIES: HOTEL							
	Q&C Hotel (JV) New Orleans, LA	196 Rooms	90%	N/A	$40,634	$24,579	60.5%
CONSOLIDATED PROPERTIES: LAND							
	Park Highlands North Las Vegas, NV	517 Acres of Developable Land	100%	N/A	$252,037	$0	0%
	Richardson Land (JV) Richardson, TX	25 Acres of Undeveloped Land	100%	N/A	21,190	0	0%
	210 West 31st Street (JV) New York, NY	Office/Retail Development	100%	N/A	30,200	0	0%
			Subtotal:	N/A	$303,427	$0	0%

PACIFIC OAK

(1) Statement of Financial Position reflects these values for investment properties and investments in joint ventures, which are estimated fair values except for Q&C Hotel which is carried on a cost basis in accordance with International Financial Reporting Standards.

(2) Debt represents a hypothetical allocation of the Bank of America portfolio loan's balance, done by applying the portfolio loan's LTV to each property. The Bank of America portfolio loan is cross-collateralized by Oakland City Center, The Marq, and Park Centre (offices) as well as 1180 Raymond (apartment). In reality, the Bank of America portfolio loan documents do not contain this allocation.

19

Assets Table, as of December 31, 2023

	Property Name City, State	Property Type/ # of Buildings	Ownership %	Size (SF)	Fair Value, Q4-2023 ($000's)(1)	Debt, Q4-2023 ($000's)(2)	LTV %
UNCONSOLIDATED INVESTMENTS							
	353 Sacramento (JV) San Francisco, CA	Office 1 Building	55%	284,751	$98,800	$112,000	113.4%
	110 William Street (JV) New York, NY	Office 1 Building	65%	928,157	386,670	248,669	64.4%
	Pacific Oak Opportunity Zone Fund	N/A	N/A	N/A	36,038	0	0%
			Subtotal:	1,212,908	$521,538	$360,669	69.2%

PACIFIC OAK

(1) Statement of Financial Position reflects these values for investment properties and investments in joint ventures, which are estimated fair values except for Q&C Hotel which is carried on a cost basis in accordance with International Financial Reporting Standards.

(2) Debt represents a hypothetical allocation of the Bank of America portfolio loan's balance, done by applying the portfolio loan's LTV to each property. The Bank of America portfolio loan is cross-collateralized by Oakland City Center, The Marq, and Park Centre (offices) as well as 1180 Raymond (apartment). In reality, the Bank of America portfolio loan documents do not contain this allocation.

20

21 Equity Securities, as of December 31, 2023 Dec. 31, 2023 Shares Owned Dec. 31, 2023 Market Value Franklin Street Properties (NYSE Ticker: FSP) 6,854,331 17,547,087$ Per Share 2.56 Keppel-Pacific Oak US REIT (SGX Ticker: CMOU) 64,165,352 24,062,007 Per Share 0.38 Total 41,609,094$ THANK YOU Office Multifamily Single Family Rentals Hotel Lands